                                                                    EXHIBIT 10.2

                       SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------

                                I. PARTIES
                                   -------

     This Settlement Agreement ("Agreement") is entered into by and among:

     A. The United States of America, acting through its Department of Justice and the United States Attorney's Office for the District of Massachusetts, on behalf of the United States Department of Health and Human Services through its Office of Inspector General ("HHS-OIG"); the United States Department of Defense through its TRICARE Support Office ("TSO")(formerly the Office of the Civilian Health and Medical Program of the Uniformed Services), a field activity of the Office of the Secretary of Defense, through counsel; the United States Office of Personnel Management ("OPM"), through the Director of Programs; and the United States Department of Veteran Affairs ("VA"), through counsel; (collectively the preceeding will be referred to as the "United States"); and

     B. LIFECHEM, INC. ("LIFECHEM") a Delaware corporation and wholly owned subsidiary of National Medical Care, Inc.; NMC Medical Products, Inc. ("MPD")(formerly known as National Medical Care, Medical Products Division, Inc., and before that as Erika, Inc.), a Delaware corporation and wholly owned indirect subsidiary of National Medical Care, Inc.; National Medical Care, Inc. ("NMC"), a Delaware corporation and a wholly owned subsidiary of Fresenius Medical Care Holdings, Inc.; and Fresenius Medical Care Holdings, Inc. (d/b/a Fresenius Medical Care North America), a New York corporation ("FMCH"); and

     C. Jay A. Buford, individually; Russell J. Davis, individually; and William L. Schoff, individually (collectively the "Relators").

     Collectively, all of the above will be referred to as "the Parties."

                                 II. PREAMBLE
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     A.   WHEREAS, this Agreement addresses the United States' civil claims against LIFECHEM, MPD, NMC, and FMCH under the federal statutes and common law doctrines set forth in Paragraph 8 below, for the conduct described in Preamble Paragraphs K through Y below, the conduct described in public filings in United
                                                                         ------
States of America v. NMC Homecare, Inc., LIFECHEM, INC., and NMC Medical
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Products, Inc., Criminal Action No. [to be assigned](District of
--------------
Massachusetts)(the "Criminal Action"), and the conduct alleged in the Relators' Complaint and Amended Complaint in United States ex rel. Jay A. Buford, Russell
                                   --------------------------------------------
J. Davis and William L. Schoff v. Lifechem, Inc.; Erika, Inc. (d/b/a National
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Medical Care, Medical Products Division); National Medical Care, Inc.; Fresenius
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Medical Care AG; Fresenius National Medical Care Holdings, Inc. (d/b/a Fresenius
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Medical Care--North America); and Spectra Laboratories, Inc., Civil Action No.
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95-10706-NG (District of Massachusetts)(originally filed December 15, 1994 in the Middle District of Tennessee, Civil No. 3-94-1105 and transferred to
District of Massachusetts in 1995)(the "Civil Action");

     B. WHEREAS, at all relevant times, NMC was a national provider of outpatient dialysis services to patients with end stage renal disease. One of NMC's subsidiaries was LIFECHEM which owned and operated independent clinical laboratories in Northvale, New Jersey (later, Rockleigh, New Jersey), and Woodland Hills, California, and which specialized in providing laboratory blood testing services for dialysis patients. Another one of NMC's subsidiaries was MPD, which manufactured, distributed, marketed and sold products for use in the dialysis setting, including laboratory blood testing services from LIFECHEM;

     C. WHEREAS, LIFECHEM has entered into an agreement (the "LIFECHEM Plea Agreement") to plead guilty on or before January 19, 2000, or on such other date as may be determined by the Court, to Count Two of the Information in the Criminal Action alleging a violation of Title 18, United States Code, Section 286, namely, a conspiracy to defraud the

United States through the submission of false and fraudulent claims for payment for certain laboratory blood tests conducted for dialysis patients;

     D. WHEREAS, MPD has entered into an agreement (the "MPD Plea Agreement") to plead guilty on or before January 19, 2000, or on such other date as may be determined by the Court, to Count Three of the Information in the Criminal Action alleging a violation of Title 18, United States Code, Section 371, namely, a conspiracy to commit an offense against the United States, to wit, to offer and pay remuneration to induce dialysis facilities to order and arrange for the ordering from LIFECHEM of clinical laboratory blood testing services conducted for dialysis patients, and paid for in whole or in part by Medicare, in violation of Title 42, United States Code, Section 1320a-7b(b)(2)(B);

     E. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the Medicare program, Title XVIII of the Social Security Act, 42 U.S.C. (S)(S) 1395-1395ddd (1997), which is administered by the United States Department of Health and Human Services;

     F. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the TRICARE Program (also known as the Civilian Health and Medical Program of the Uniformed Services), 10 U.S.C. (S)(S) 1071-1106, which is administered by the Department of Defense through the TSO;

     G. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the Federal Employees Health Benefit Program ("FEHBP"), 5 U.S.C.
(S)(S) 8901-8914, which is administered by OPM;

     H. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the Railroad Retirement Medicare program ("Railroad Retirement Medicare"), established under the Railroad Retirement Act of 1974, 45 U.S.C.
(S)(S) 231-231v, which is paid from the Medicare Trust Fund, and administered by the United States Railroad Retirement Board ("RRB");

     I. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the Veteran Affairs Program, 38 U.S.C. (S)(S) 1701-1743, which is administered by the VA;

     J. WHEREAS, LIFECHEM submitted or caused to be submitted claims for payment to the Medicaid programs, 42 U.S.C. (S)(S) 1396-1396v (1997), of the states of Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Mississippi, Missouri, Montana, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, and the District of Columbia (the "Participating States");

     K. WHEREAS, the United States alleges that at various times from August 1, 1991 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of testing for Hepatitis B IgM core (designated by Current Procedural Terminology ("CPT") Code 86290) both individually and as part of LIFECHEM's Hepatitis Panels (LIFECHEM 011 and 031) and Profiles III and IV (LIFECHEM 003 and 004), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not specifically ordered by physicians, and further knew were not reasonable and necessary for the diagnosis or treatment of illness or injury, and these tests were billed by and paid to LIFECHEM;

     L. WHEREAS, the United States alleges that at various times from August 1, 1991 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of testing for Hepatitis C antibody (CPT Code 86302) both individually and as a part of LIFECHEM's Hepatitis Panels (LIFECHEM 011 and 031) and Profiles III and IV (LIFECHEM 003 and 004), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not specifically ordered by physicians, and further knew were not reasonable and necessary for the diagnosis or treatment of illness or injury at the frequency provided, and these tests were billed by and paid to LIFECHEM;

     M. WHEREAS, the United States alleges that at various times from August 1, 1991 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of testing for Hepatitis B surface antibody (CPT 86291) and Hepatitis B surface antigen (CPT 86287) both individually and as part of LIFECHEM's Hepatitis Panels (LIFECHEM 011 and 031) and Profiles III and IV (LIFECHEM 003 and 004), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not reasonable and necessary for the diagnosis or treatment of illness or injury at the frequency provided, and these tests were billed by and paid to LIFECHEM;

     N. WHEREAS, the United States alleges that at various times from March 1, 1991 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of testing for magnesium (CPT 83735 and 83750) both individually and as part of LIFECHEM's CA/PHOS Product Panel (LIFECHEM 019), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not specifically ordered by physicians, and further knew were not reasonable and necessary for the diagnosis or treatment of illness or injury, and these tests were billed by and paid to LIFECHEM;

     O. WHEREAS, the United States alleges that at various times from January 1, 1991 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of tests for apolipoprotein (CPT 82172) both individually and as part of LIFECHEM's Lipid Panel (LIFECHEM 009), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not specifically ordered by physicians, and further knew were not reasonable and necessary for the diagnosis or treatment of illness or injury, and these tests were billed by and paid to LIFECHEM;

     P. WHEREAS, the United States alleges that at various times from January 1, 1991 through November 1, 1999, LIFECHEM violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of automated testing for platelets (CPT 85595) performed on the same day as a composite rate test for a Complete Blood Count ("CBC")(CPT 85025), by submitting false and fraudulent claims for these tests that LIFECHEM knew were not separately ordered by physicians, and further knew were not separately billable under applicable Medicare rules because they were included as part of the CBC for which Medicare had already paid, and these tests were billed by and paid to LIFECHEM;

     Q. WHEREAS, the United States alleges that at various times from January 1, 1994 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing, sale, pricing and billing of tests for prealbumin (CPT 84134), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not reasonable and necessary for the diagnosis or treatment of illness or injury at the frequency provided, and these tests were billed by and paid to LIFECHEM;

     R. WHEREAS, the United States alleges that at various times from January 1, 1995 through November 1, 1999, LIFECHEM violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the marketing and billing of individual chemistry tests ordered and performed on the same day as automated chemistry panels, known as LIFECHEM's "Chem Composite" and "CAPD Chem Composite" panels (LIFECHEM 120H and 120P), by submitting false and fraudulent claims for these tests that

LIFECHEM knew were not separately billable under applicable Medicare rules, and these tests were billed by and paid to LIFECHEM;

     S. WHEREAS, the United States alleges that at various times from June 1, 1990 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines specified in Paragraph 9 below in connection with the billing of automated chemistry tests ordered and performed on the same day as the composite rate "Chem 20" (LIFECHEM 120), by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM and MPD knew were not billable under applicable Medicare rules because they were included in the Chem 20 for which Medicare had already paid, and these tests were billed by and paid to LIFECHEM;

     T. WHEREAS, the United States alleges that at various times from June 1, 1990 through November 1, 1999, LIFECHEM violated federal statutes and/or common law doctrines as specified in Paragraph 9 below in connection with the billing of composite rate tests when the LIFECHEM computer periodically failed to identify them, by submitting or causing to be submitted false and fraudulent claims for these tests that LIFECHEM knew were not separately billable under applicable Medicare rules because they were already reimbursed by Medicare through the composite rate payment to the dialysis facility, and these tests were billed by and paid to LIFECHEM;

     U. WHEREAS, the United States alleges that at various times from June 1, 1990 through November 1, 1999, LIFECHEM violated federal statutes and/or common law doctrines as specified in Paragraph 9 below by performing and billing a CBC (CPT 85025) when a hematocrit (CPT 85013 and 85014) or a hemoglobin (CPT 85018) was ordered by a physician, by submitting false and fraudulent claims for these tests that LIFECHEM knew were not ordered by physicians, and further knew were not lawfully billable under CPT 85025, and these tests were billed by and paid to LIFECHEM;

     V. WHEREAS, the United States alleges that at various times from June 1, 1990 through November 1, 1999, LIFECHEM violated federal statutes and/or common law doctrines as specified in Paragraph 9 below by performing and billing a CBC with differential (CPT 85025) when a CBC without differential was ordered by a physician, by submitting false and fraudulent claims for these tests that LIFECHEM knew were not ordered by physicians, and further knew were not lawfully billable under CPT 85025, and these tests were billed by and paid to LIFECHEM;

     W. WHEREAS, the United States alleges that at various times from May, 1987 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines as specified in Paragraph 9 below in connection with sales and marketing practices that were designed to increase orders for laboratory tests, including medically unnecessary laboratory tests, such practices including compensation of the MPD sales force through commissions and bonuses directly tied to increased laboratory testing, use of the Lifeline computer system to assign tests and diagnosis codes to multiple patients without regard to the patients' individual medical condition, use of permanent standing orders for laboratory tests for patients without regard to the patients' individual medical condition, misrepresentations to some physicians that NMC medical policy supported use of certain panels and tests when it did not, misrepresentations to some physicians that paneled tests were cheaper or more economical than individual tests when they were not, and insertion of certain laboratory tests and diagnosis codes into the Lifeline computer system without a physician's order;

     X. WHEREAS, the United States alleges that at various times from May, 1987 through November 1, 1999, LIFECHEM and MPD violated federal statutes and/or common law doctrines as specified in Paragraph 9 below in connection with their willful, knowing and deliberate payment of illegal remuneration to dialysis facilities and their owners, officers, directors, employees, representatives, or agents, in the form of lavish entertainment; hunting trips; payment for full time employees; grants; up-front rebate checks; discounts and special pricing on products; free or low cost laboratory testing for indigent patients, facility staff, and HMO patients; free or low cost environmental and machine testing; profit sharing with medical directors pursuant to contracts effective through December 31, 1991; composite rate tests below fair market value; and computer hardware and software, all to obtain unlawful referrals of laboratory business to LIFECHEM, and that LIFECHEM and MPD submitted or caused to be submitted false and fraudulent claims for payment to the United States for laboratory test business, including tests that LIFECHEM and MPD knew were not reasonable or necessary in the diagnosis or treatment of illness or injury, that were generated by illegal kickbacks, which laboratory tests were billed by and paid to LIFECHEM;

     Y. WHEREAS, the United States alleges that the practices described in Preamble Paragraphs K through X above resulted in the submission of false or fraudulent claims actionable under the False Claims Act, 31 U.S.C. (S)(S) 3729-3733, to the Medicare, Railroad Retirement Medicare, TRICARE, FEHBP, the VA, and the Medicaid programs of the Participating States;

     Z. WHEREAS, the United States contends that it has certain administrative claims against LIFECHEM and MPD, and against NMC and FMCH as parents of LIFECHEM and MPD, under the provisions for permissive exclusion from Medicare, Medicaid, and other federal health care programs, 42 U.S.C. (S) 1320a-7(b), and the provisions for civil monetary penalties, 42 U.S.C. (S) 1320a-7a, for the conduct described in Preamble Paragraphs K through Y;

     AA. WHEREAS, with the sole exception of the guilty pleas entered by LIFECHEM and MPD in the Criminal Action, LIFECHEM, MPD, NMC and FMCH contend that LIFECHEM and MPD's marketing, sales, pricing, paneling and billing practices were appropriate and lawful and did not result in any violations of federal or state law or common law doctrines; and further specifically deny and affirmatively contest the allegations of the Relators in the Civil Action; and

     BB. WHEREAS, to avoid the delay, expense, inconvenience and uncertainty of protracted litigation of these claims, the Parties mutually desire to reach a full and final compromise of claims that the United States has against LIFECHEM, MPD, NMC and FMCH for the conduct described in Preamble Paragraphs K through Y above, pursuant to Terms and Conditions set forth below:

     III. TERMS AND CONDITIONS
          --------------------

     NOW, THEREFORE, in reliance on the representations contained herein and in consideration of the mutual promises, covenants, and obligations in this Agreement, and for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

     1. NMC and FMCH, collectively, shall pay to the United States and the Participating States, collectively, the sum of one hundred twelve million one hundred sixty thousand dollars ($112,160,000) (the "Settlement Amount"), and this sum shall constitute a debt immediately due and owing to the United States upon the later of the dates on which (a) this Agreement is fully executed by the Parties, (b) the notice of dismissal described in Paragraph 18 of this Agreement is filed and docketed by the Court, or (c) the Court accepts LIFECHEM and MPD's guilty pleas and the sentences set forth in their respective Plea Agreements described in Preamble Paragraphs C and D (the "First Payment Date"). NMC and FMCH shall pay the Settlement Amount to the United States according to the schedule, terms and instructions contained in the Promissory Note executed contemporaneous with this Agreement, attached as Exhibit A, and incorporated by reference. Within a reasonable amount of time after receipt of the first payment from NMC and FMCH pursuant to the terms of the Promissory Note, the United States shall pay to the Participating States, collectively, according to written payment instructions from the

Participating States, an amount of two million five hundred twenty seven thousand one hundred thirty three dollars ($2,527,133) as the Participating States' share of the Settlement Amount.

     2. As an express condition of the Settlement Agreement, to secure NMC's and FMCH's payment obligations under Paragraph 1 of this Agreement (and the other civil Settlement Agreements and criminal Plea Agreements executed contemporaneously), NMC and FMCH shall:

          a. procure from the Bank of Nova Scotia and deliver or cause to be delivered to the United States Attorney's Office for the District of Massachusetts, on or before January 19, 2000, an amendment to the unconditional, irrevocable Letter of Credit No. S020/43695/96 issued to the United States of America on September 27, 1996 (the "Letter of Credit") to increase the amount of
the Letter of Credit to $189,634,446.   The amendment to the Letter of Credit
shall be in the form attached as Exhibit B. Within 10 days of receipt by the U.S. Attorney's Office of written confirmation from the transferring bank that a quarterly payment, as described in Paragraphs 1.B. through 1.E of the Promissory Note, or prepayment of such quarterly payments, has been made to the United States, the United States shall provide written permission to the Bank of Nova Scotia to reduce the amount available for drawing under Letter of Credit No. S020/43695/96 by the amount of the principal payment received. In the event that the entire outstanding payment obligation secured by the Letter of Credit is prepaid, then the United States shall provide written permission to reduce the amount available for drawing to zero. The United States shall return the Letter of Credit for cancellation when all obligations secured by it are paid in full or it is determined, by the United States, or pursuant to a final and non-appealable order of a court of competent jurisdiction, that NMC and FMCH have fulfilled all such payment obligations to the United States; and

          b. on January 19, 2000, NMC and FMCH shall establish an escrow account in an initial amount of $236,401,919 to be held by an independent third party agreeable to the

United States, and they shall increase the escrow amount each day in an amount of $48,546 (through accrued interest and/or deposits), beginning on January 20, 2000 and continuing through April 15, 2000, when the escrow amount each day will increase by an additional amount of $7,271 (through accrued interest and/or deposits), for each quarterly payment due before the first payment is due on the First Payment Date under the Promissory Note. On the First Payment Date all funds in the escrow account shall be paid to the United States to satisfy the payment obligation in Paragraph 1.A. of the Promissory Note. The terms and conditions of this escrow account shall in no way limit NMC and FMCH's payment obligations to the United States either pursuant to the Promissory Note or as secured by the Letter of Credit.

     3. NMC and FMCH are in default of this Agreement on the date of occurrence of any of the following events ("Events of Default"):

          a. NMC's and/or FMCH's failure to procure, deliver or maintain the Letter of Credit;

          b. NMC's and/or FMCH's failure to pay any amount provided for in the Promissory Note within two days of when such payment is due and payable;

          c. If prior to making the full payment of the amount due under Paragraph 1, (i) NMC and/or FMCH commences any case, proceeding, or other action
(A) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of debtors, or seeking to adjudicate NMC and/or FMCH as bankrupt or insolvent, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for NMC and/or FMCH or for all or any substantial part of NMC's and/or FMCH's assets; or (ii) there shall be commenced against NMC and/or FMCH any such case, proceeding or other action referred to in clause (i) which results in the entry of an order for relief and any such order remains undismissed, or undischarged or unbonded for a period of thirty (30) days; or (iii) NMC and/or

FMCH takes any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in sub-Paragraph 3.c.(ii); or

          d. NMC's and/or FMCH's failure to establish, maintain, or make the required payments to the escrow account described in Paragraph 2.b.

     4. If payments due under the Promissory Note are received late, but within the two-day grace period provided in Paragraph 3.b., interest incurred during such grace period will be assessed at two times the daily amount in effect on the date the payment was due.

     5. NMC and FMCH shall provide the United States written notice of an Event of Default within two (2) business days of such event by overnight mail, or facsimile followed by overnight delivery, to the United States Attorney's Office, District of Massachusetts, One Courthouse Way, Suite 9200, Boston, MA 02210, Attention: Susan G. Winkler, Assistant U.S. Attorney (or to the attention of such other person as may be designated in writing by the United States Attorney's Office).

     6. Immediately upon the occurrence of an Event of Default, without further notice or presentment and demand by the United States:

          a. The Settlement Amount plus accrued interest through the end of the applicable quarter as set forth in Paragraph 1 of the Promissory Note (minus any payments to date of principal and interest) shall become immediately due and payable ("Settlement Default Amount"). Interest shall be calculated on the Settlement Default Amount at the Prime Rate as published in the Wall Street
                                                                -----------
Journal on the Effective Date of the Promissory Note plus 5% from the date of
-------
the Event of Default.

          b. In addition, NMC and FMCH will pay the United States all reasonable costs of collection and enforcement of the Settlement Default Amount, including attorneys' fees and expenses, plus interest as described in Paragraph 6.a. The Settlement Default Amount, plus interest, described in Paragraph 6.a., together with the costs of collection and enforcement described in this sub-paragraph, will be referred to as the "Default Obligation."

     7. Upon occurrence of an Event of Default, the United States may exercise, at its sole option, one or more of the following rights:

          a. The United States may draw the full amount available for drawing under the Letter of Credit and retain all proceeds thereof.

          b. The United States may enforce the terms of the Guarantee Agreement between the United States of America, Fresenius Medical Care GMBH, a German corporation and the predecessor of Fresenius Medical Care AG, W.R. Grace & Co., a New York corporation, and National Medical Care, Inc., dated July 31, 1996, attached as Exhibit C.

          c. The United States retains any and all other rights and remedies it has or may have under law and equity.

          d. No failure or delay on the part of the United States to exercise any right or remedy shall operate as a waiver of the United States' rights. No single or partial exercise by the United States of any right or remedy shall operate as a waiver of the United States' rights.

     8. In an Event of Default under Paragraph 3.c. above (Commencement of Bankruptcy or Reorganization Proceeding):

          a. NMC and FMCH agree not to contest or oppose any motion filed by the United States seeking relief from or modification of the automatic stay of 11 U.S.C. (S) 362(a); not to seek relief under 11 U.S.C. (S) 105 to enjoin or restrain the United States from recovering monies owed by NMC and FMCH arising out of this Agreement or the attached Promissory Note, or from recovering monies through presentment against the Letter of Credit. NMC and FMCH recognize that this express waiver is in consideration for the settlement of claims by the United States described in Preamble Paragraphs K through Y above, under the terms and conditions contained in this Settlement Agreement.

          b. By expressly waiving the automatic stay provision, NMC and FMCH agree not to oppose or interfere with any motion made in federal court (including bankruptcy courts) by the United States to exclude LIFECHEM and MPD from participation in the Title XVIII (Medicare), Title XIX (Medicaid) programs, and other federal health care programs;

          c. This Agreement shall be voidable at the sole option of the United States;

          d. If any term(s) of this Agreement are set aside for any reason, including as a result of a preference action brought pursuant to 11 U.S.C. (S) 547, the United States, at its sole option and in its discretion, may rescind all terms of this Agreement and seek recovery of the full amount of claims and allegations identified herein and in the Civil Action, or, in the alternative, enforce the remaining terms of this Agreement. In the event of rescission of this Agreement, all Parties reserve all rights, claims, and defenses that are available under law and equity as of the Effective Date of this Agreement; and

          e. In addition to the rights enumerated in Paragraph 8.a. through 8.d. above, the United States and all other Parties shall retain all rights and claims they have or may have under law and equity.

     9. Subject to the exceptions and limitations in Paragraph 10 below, in consideration of the obligations of LIFECHEM, MPD, NMC and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount, subject to Paragraph 29 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), and subject to the acceptance by the United States District Court for the District of Massachusetts of LIFECHEM and MPD's guilty pleas as described in Preamble Paragraphs C and D, the United States, on behalf of itself, and its officers, agents, agencies, and departments, will release and will be deemed to have released LIFECHEM, MPD, their parents, including NMC and FMCH, and the subsidiaries of NMC and FMCH listed on the attached Exhibit D (collectively, the parents and subsidiaries of NMC and FMCH listed on Exhibit D will be referred to as the "NMC Companies," and the corporate entities listed on Exhibit D comprise the only entities which constitute the "NMC Companies" within the meaning of this Agreement), and the current directors, officers, employees, and agents of the NMC Companies who were not employed by or in any way affiliated with LIFECHEM, MPD, NMC, or NMC's parents, subsidiaries, divisions, or affiliates at any time prior to September 30, 1996, from any civil or administrative monetary claim (including recoupment claims) that the United States has or may have under the False Claims Act, 31 U.S.C. (S)(S) 3729-3733; the Program Fraud Civil Remedies Act, 31 U.S.C. (S)(S) 3801-3812; the Civil Monetary Penalties Law, 42 U.S.C. (S) 1320a-7a; or common law claims for fraud, payment by mistake of fact, breach of contract or unjust enrichment for the conduct described in Preamble Paragraphs K through Y above with respect to claims submitted or caused to be submitted to Medicare, Railroad Retirement Medicare, TRICARE, FEHBP, the VA, and/or the Medicaid programs of the Participating States.

     10. Notwithstanding any term of this Agreement, the United States specifically does not release LIFECHEM, MPD, the NMC Companies, or any individual from any and all of the following: (a) any potential criminal, civil or administrative claims arising under Title 26, U.S. Code (Internal Revenue
Code); (b) any criminal liability; (c) any potential liability to the United States (or any agencies thereof) for any conduct other than that identified in Preamble Paragraphs K through Y above, including but not limited to any allegations in the Civil Action not encompassed by Preamble Paragraphs K through Y; (d) any entities not specifically included on the list of NMC Companies set forth in Exhibit D, such omitted entities specifically including Spectra Laboratories, Inc., SRC Holding Company, Inc. and their subsidiaries; (e) any claims based upon such obligations as are created by this Agreement; (f) except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs; (g) any express or implied warranty claims or other claims for defective or deficient products and services provided by LIFECHEM or MPD, including quality of testing or product claims; (h) any claims for personal injury or property damage or for other consequential damages arising from the conduct described in Paragraphs K through Y above; (i) any claims based upon failure to deliver items or services;
(j) any civil or administrative claims against any individual who was an officer, director, trustee, agent, employee, or was in any way affiliated with LIFECHEM, MPD, NMC, or NMC's parents, subsidiaries, divisions, or affiliates at any time prior to September 30, 1996; or (k) any civil or administrative claims against any individual, including current directors, officers, employees and agents who is criminally indicted or convicted of an offense, or who enters a criminal plea related to the conduct alleged in Preamble Paragraphs K through Y above.

     11. In compromise and settlement of the rights of OIG-HHS to exclude LIFECHEM and MPD pursuant to 42 U.S.C. (S) 1320a-7(a)(1), both LIFECHEM and MPD agree to be permanently excluded under this statutory provision from participation in Medicare, Medicaid, and all other federal health care programs as defined in 42 U.S.C. (S) 1320a-7b(f). Such exclusion will have national effect and will also apply to all other Federal procurement and non-procurement programs. Federal health care programs will not reimburse LIFECHEM and/or MPD or any one else for items or services, including administrative and management services, furnished, ordered or prescribed by LIFECHEM and MPD in any capacity. Both LIFECHEM and MPD waive any further notice of this exclusion, other than the notice described in the last sentence of this paragraph, and agree not to contest such exclusion either administratively or in any State or Federal court. If LIFECHEM or MPD submits or causes claims to be submitted for services provided while excluded, LIFECHEM and MPD are subject to the imposition of additional civil monetary penalties and assessments. LIFECHEM and MPD further agree to hold the federal programs, and all the federal programs' beneficiaries and/or sponsors, harmless from any financial responsibility for services furnished, ordered or prescribed to such beneficiaries or sponsors after the effective date of this exclusion. LIFECHEM and MPD specifically waive their rights under any statute or regulation to payment from the Medicare, Railroad Retirement Medicare, TRICARE, VA, FEHBP or Medicaid programs for services rendered after the effective date of this exclusion. This exclusion will be effective upon the date that LIFECHEM and MPD receive the notice of exclusion from OIG-HHS.

     12. FMCH, on behalf of itself and its parents, affiliates, subsidiaries, and divisions, including but not limited to NMC, has entered into a Corporate Integrity Agreement with HHS-OIG, which is incorporated into this Agreement by reference. FMCH will immediately upon execution of this Agreement implement its obligations under the Corporate Integrity Agreement.

     13. In consideration of the obligations of LIFECHEM, MPD, NMC and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount, subject to Paragraph 29 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), and conditioned upon FMCH's entering into the Corporate Integrity Agreement, the OIG-HHS agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from the Medicare, Medicaid or other Federal health care programs (as defined in 42 U.S.C. (S) 1320a-7b(f)) against the NMC Companies and the current directors, officers, employees, and agents of the NMC Companies who were not employed by or in any way affiliated with LIFECHEM, MPD, NMC, or any of NMC's parents, subsidiaries, divisions, or affiliates at any time prior to September 30, 1996, under 42 U.S.C. (S) 1320a-7a (Civil Monetary Penalties Law) or 42 U.S.C. (S) 1320a-7(b) (permissive exclusion) for the conduct described in Preamble Paragraphs K through Y, except as reserved in Paragraph 10 above and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude the NMC Companies from the Medicare, Medicaid, or other Federal health care programs under 42 U.S.C. (S) 1320a-7(a)(mandatory exclusion). Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or individuals for conduct and practices for which civil claims have been reserved in Paragraph 10 above.

     14. In consideration of the obligations of LIFECHEM, MPD, NMC and FMCH set forth in this Agreement, conditioned upon payment in full of the Settlement Amount, and subject to Paragraph 29 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), TSO agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from the TRICARE program against the NMC Companies and the current directors, officers, employees, and agents of the NMC Companies who were not employed by or in any way affiliated with LIFECHEM, MPD, NMC or NMC's subsidiaries, divisions, and affiliates at any time prior to September 30, 1996, under 32 C.F.R. (S) 199.9 for the conduct described in Preamble Paragraphs K through Y, except as reserved in Paragraph 10 above and as reserved in this Paragraph. The TSO expressly reserves all rights to comply with any statutory obligations to exclude the NMC Companies from the TRICARE program under 32 C.F.R. (S)(S) 199.9(f)(1)(i)(A), (f)(1)(i)(B),
(f)(1)(i)(D), and (f)(1)(iii). Nothing in this Paragraph precludes the TSO from taking action against entities or persons, or for conduct or practices, for which civil claims have been reserved in Paragraph 10 above.

     15. In consideration of the obligations of LIFECHEM, MPD, NMC and FMCH as set forth in this Agreement, conditioned upon payment in full of the Settlement Amount, and subject to Paragraph 29 below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), OPM agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from FEHBP against the NMC Companies and the current directors, officers, employees, and agents of the NMC Companies who were not employed by or in any way affiliated with LIFECHEM, MPD, NMC or NMC's subsidiaries, divisions, or affiliates at any time prior to September 30, 1996, under

5 U.S.C. (S) 8902a or 5 C.F.R. Part 970 for the conduct described in Preamble Paragraphs K through Y including that in the Civil Action, except as reserved in Paragraph 10 above, and except if the NMC Companies or any individuals are excluded by the Office of Inspector General of HHS pursuant to 42 U.S.C. (S) 1320a-7(a). Nothing in this paragraph precludes OPM from taking action against entities or persons, or for conduct and practice for which civil claims have been reserved in Paragraph 10 above.

     16. Jay A. Buford, William L. Schoff and Russell J. Davis each agree that the settlement of the claims set forth in their Civil Action to the extent encompassed by Preamble Paragraphs K through Y is fair, adequate and reasonable under all the circumstances, pursuant to 31 U.S.C. (S) 3730(c)(2)(B).

     17. The United States agrees to pay Jay A. Buford, William L. Schoff and Russell L. Davis (the "Relators") collectively 16.5% of the federal share of the Settlement Amount ($109,632,867) in a total principal amount of eighteen million eighty-nine thousand four hundred twenty-three dollars ($18,089,423), plus 16.5% of the interest paid by NMC and FMCH, if any. To satisfy this obligation, the United States will pay the Relators collectively 16.5% of the federal share of the payments made by NMC and FMCH as they are received under the terms of the Promissory Note, as more particularly set forth in Exhibit A to the Promissory Note as those payments relate to this Agreement. The first payment to Relators will be made within 21 days after the First Payment Date, and subsequent payments to the Relators will be made within 21 days after each additional payment is received by the United States, by wire transfer to each of the Relators in accordance with instructions to be provided by Relators' counsel. Jay A. Buford, William L. Schoff, and Russell Davis, for themselves individually, and for their respective heirs, successors, and assigns, will release and will be deemed to have released and forever discharged the United States from any claims pursuant to 31 U.S.C. (S) 3730, including 31 U.S.C.
(S)(S) 3730(b), (c), (d) and (d)(1), for a share of the proceeds of the Civil Action, from any claims for a share of the Settlement Amount, and from any claims arising from the filing of their Civil Action, and in full settlement of claims under this Agreement. This Agreement does not resolve or in any manner affect any claims the United States has or may have against the Relators Jay A. Buford, William L. Schoff, or Russell L. Davis arising under Title 26, U.S. Code (Internal Revenue Code), or any claims arising under this Agreement.

     18. After this Agreement is fully executed, the United States and the Relators will notify the Court that all pertinent Parties have stipulated that, to the extent alleged in Paragraphs K through Y only, the Civil Action shall be dismissed with prejudice effective upon receipt by the United States and the Participating States of the payments described in Paragraph 1 above, pursuant to
and consistent with the terms of this Agreement.   The United States will notify
the Court that it declines to intervene in the remaining claims by the Relators in the Civil Action, to the extent not alleged in Preamble Paragraphs K through Y, and that the Relators intend to proceed on those claims. The Parties agree that the United States District Court for the District of Massachusetts shall maintain jurisdiction of the unresolved claims in the Civil Action, all claims in the Civil Action in the event that the Plea Agreements referenced in Preamble Paragraphs C and D are not accepted by the Court, in an Event of Default, in the event of disputes under this Agreement, and for purposes of resolving any disputes regarding the Relators' claim against LIFECHEM, MPD, and the NMC Companies for reasonable attorneys' fees, expenses and costs pursuant to 31 U.S.C. (S) 3730(d), arising from the filing of the Civil Action.

     19. LIFECHEM, MPD, and the NMC Companies waive and will not assert any defenses these entities may have to any criminal prosecution or administrative action relating to the conduct described in Preamble Paragraphs K through Y, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy Clause of the Fifth Amendment of the Constitution or Excessive Fines Clause of the Eighth Amendment of the Constitution, this

Settlement Agreement bars a remedy sought in such criminal prosecution or administrative action. LIFECHEM, MPD, and the NMC Companies further agree that nothing in this Agreement is punitive in purpose or effect.

     20. Effective on the date of acceptance by the Court of the Plea Agreements referenced in Preamble Paragraphs C and D, LIFECHEM, MPD, and the NMC Companies release and will be deemed to have released the United States, its agencies, employees, servants, and agents from any claims (including attorneys fees, costs, and expenses of every kind and however denominated) which LIFECHEM, MPD, and the NMC Companies have or may have against the United States, its agencies, employees, servants, and agents, related to or arising from the United States' civil, criminal and administrative investigation and prosecution of LIFECHEM, MPD, NMC and FMCH.

     21. The Settlement Amount that NMC and FMCH must pay pursuant to this Agreement by electronic wire transfer pursuant to Paragraph 1 above will not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary, Railroad Retirement Medicare carrier, TRICARE, FEHBP, VA, or any Medicaid payer, related to the conduct described in Preamble Paragraphs K through Y; and LIFECHEM, MPD and the NMC Companies agree not to resubmit to any Medicare carrier or intermediary, Railroad Retirement Medicare carrier, TRICARE, FEHBP, VA, or any Medicaid payer any previously denied claims related to the conduct described in Preamble Paragraphs K through Y, and agree not to appeal any such denials of claims.

     22. The NMC Companies agree that all costs (as defined in the Federal Acquisition Regulations ("FAR") (S) 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. (S)(S) 1395-1395ddd (1997) and 1396-1396v(1997),
and the regulations promulgated thereunder) incurred by or on behalf of LIFECHEM, MPD, and the NMC Companies, and their divisions, subsidiaries and affiliates, and their present and former officers, directors, employees, shareholders and agents in connection with: (a) the matters covered by this Agreement and the related Plea Agreements described in Preamble Paragraphs C and D; (b) the Government's administrative, civil and criminal investigation and prosecution of LIFECHEM, MPD, NMC, and FMCH; (c) these corporate entities' investigation, defense, and corrective actions undertaken in response to the Government's administrative, civil and criminal investigations, and in connection with the matters covered by this Agreement, the Plea Agreements, and including the obligations undertaken pursuant to the Corporate Integrity Agreement (including attorneys fees); (d) the negotiation and performance of this Agreement, the Plea Agreements, and the Corporate Integrity Agreement; and
(e) the payments made to the United States provided for in this Agreement and the Plea Agreements, and to Relators for attorney's fees and costs, are unallowable costs on Government contracts and under Medicare, Railroad Retirement Medicare, Medicaid, TRICARE, FEHBP, and the VA programs (hereafter, "unallowable costs"). These unallowable costs will be separately estimated and accounted for by LIFECHEM, MPD, and the NMC Companies and these entities will not charge such unallowable costs directly or indirectly to any contracts with the United States or any Medicaid program, or seek payment for such unallowable costs through any cost report, cost statement, information statement or payment request submitted by the NMC Companies or any of their divisions, subsidiaries or affiliates to the Medicare, Railroad Retirement Medicare, Medicaid, TRICARE, VA or FEHBP programs.

     LIFECHEM, MPD, and the NMC Companies further agree that within 270 days of the effective date of this Agreement these entities will identify to applicable Medicare, Railroad Retirement Medicare, and TRICARE fiscal intermediaries, carriers and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined above) included in payments previously sought from the United States, or any Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by the NMC Companies or any of their subsidiaries, affiliates, or divisions and will request, and agree, that such cost reports, cost statements, information reports or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. LIFECHEM, MPD, and the NMC Companies agree that the United States will be entitled to recoup from the NMC Companies any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by LIFECHEM, MPD, the NMC Companies, or any of their subsidiaries, affiliates or divisions, on the effect of inclusion of unallowable costs (as defined above) on the NMC Companies or any of their subsidiaries, affiliates or divisions' cost reports, cost statements or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States to examine or reexamine the unallowable costs described above.

     23. This Agreement is intended to be for the benefit of the Parties only, and by this instrument the Parties do not release any claims against any other person or entity except as specifically identified in Paragraph 9, 13, 14, 15, and 17 above.

     24. LIFECHEM, MPD and the NMC Companies agree that they will not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents, sponsors, estates, heirs, successors or assigns. LIFECHEM, MPD and the NMC Companies waive any causes of action against these beneficiaries or their parents, sponsors, estates, heirs, successors, or assigns based upon the claims for payment covered by this Agreement.

     25. The NMC Companies covenant to cooperate fully and truthfully with the United States' civil investigation of individuals not specifically released in this Agreement. The NMC Companies will make reasonable efforts to facilitate access to, and encourage the cooperation of, its directors, officers and employees for interviews and testimony, consistent with the rights and privileges of such individuals, and will furnish to the Untied States, upon reasonable request, all non-privileged documents and records in its possession, custody or control.

     26. Nothing in this Agreement constitutes an agreement by the United States concerning the characterization of the amounts paid hereunder for purposes of any proceeding under Title 26 of the Internal Revenue Code.

     27. Except as provided in Paragraph 6.b., and except for Relators' unresolved claim against LIFECHEM, MPD, and the NMC Companies for reasonable attorneys' fees, expenses and costs pursuant to 31 U.S.C. (S) 3730(d), each party to this Agreement will bear his or its own legal and other costs incurred in connection with this matter, including by way of example only, all costs incurred in the investigation and defense of this matter, the preparation and performance of this Agreement, and all corrective actions taken in response to the investigation and resolution of this matter.

     28. NMC and FMCH expressly warrant that they have reviewed their financial condition and that they currently are solvent on a consolidated basis within the meaning of 11 U.S.C. Section 547(b)(3), and expect to remain solvent on a consolidated basis following payment to the United States hereunder. Further, the Parties expressly warrant that, in evaluating whether to execute this Agreement, the Parties (a) have intended that the mutual promises, covenants and obligations set forth herein constitute a contemporaneous exchange for new value given to LIFECHEM, MPD, NMC and FMCH within the meaning of 11 U.S.C. Section 547(c)(1), and (b) have concluded that these mutual promises, covenants, and obligations do, in fact, constitute such a contemporaneous exchange.

     29. In the event NMC or FMCH commences, or a thirty party commences, within 91 days of any payment under of this Agreement, any case, proceeding, or other action (i) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of NMC and/or FMCH's debts, or seeking to adjudicate NMC and/or FMCH as bankrupt or insolvent, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for NMC and/or FMCH or for all or any substantial part of NMC and/or FMCH's assets, NMC and FMCH agree as follows:

          a. NMC and FMCH's obligations under this Agreement may not be avoided pursuant to 11 U.S.C. Section 547, and NMC and FMCH will not argue or otherwise take the position in any such case, proceeding or action that: (i) NMC and/or FMCH's obligations under this Agreement may be avoided under 11 U.S.C.
Section 547; (ii) NMC and FMCH were insolvent on a consolidated basis at the time this Agreement was entered into, or became insolvent on a consolidated basis as a result of the payment made to the United States hereunder; or (iii) the mutual promises, covenants and obligations set forth in this Agreement do not constitute a contemporaneous exchange for new value given to NMC and/or FMCH.

          b. In the event that NMC and/or FMCH's obligations hereunder are avoided pursuant to 11 U.S.C. Section 547, the United States, at its sole option, may rescind the releases in this Agreement, and bring any civil and/or administrative claim, action or proceeding against LIFECHEM, MPD, NMC, and/or FMCH for the claims that would otherwise be covered by the releases provided in Paragraph 9, 13, 14 and 15 above. If the United States chooses to do so, LIFECHEM, MPD, NMC and FMCH agree that (i) any such claims, actions or proceedings brought by the United States (including any proceedings to exclude LIFECHEM and/or MPD from participation in Medicare, Medicaid, or other federal health care programs) are not subject to an "automatic stay" pursuant to 11 U.S.C. Section 362(a) as a result of the action, case or proceeding described in the first clause of this Paragraph, and that LIFECHEM, MPD, NMC and FMCH will not argue or otherwise contend that the United States' claims, actions or proceedings are subject to an automatic stay; (ii) that LIFECHEM, MPD, NMC and FMCH will not plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceeding which are brought by the United States within 90 calendar days of written notification to NMC and FMCH that the releases herein have been rescinded pursuant to this Paragraph, except to the extent such defenses were available on December 15, 1994; and (iii) the United States has a valid claim against NMC and FMCH in the amount of the Default Obligation, and the United States may pursue its claim, inter alia, in the case, action or proceeding referenced in the first clause of this Paragraph, as well as in any other case, action, or proceeding.

          c. LIFECHEM, MPD, NMC and FMCH acknowledge that its agreements in this Paragraph are provided in exchange for valuable consideration provided in this Agreement.

     30. LIFECHEM, MPD, NMC, FMCH, and each of the Relators represent that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.

     31. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any disputes arising between and among the Parties under this Agreement will be the United States District Court for the District of Massachusetts, except that disputes rising under the Corporate Integrity Agreement shall be resolved exclusively upon the dispute resolution provisions set forth in the Corporate Integrity Agreement.

     32. The undersigned LIFECHEM, MPD, NMC and FMCH signatories represent and warrant that they are authorized by their respective Board of Directors to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their respective official capacities and that they are authorized to execute this Agreement.

     33. Except for the guilty pleas by LIFECHEM and MPD, and the representations in Paragraphs 28 (regarding solvency), and Paragraph 29 (concerning bankruptcy proceedings commenced within 91 days of any payments under this Agreement), the Parties agree that nothing in this Agreement constitutes an admission by any person or entity with respect to any issue of law or fact.

     34. This Agreement is effective on the date of signature of the last signatory to the Agreement (the "Effective Date").

     35. This Agreement shall be binding on all successors, transferees, heirs and assigns.

     36. This Agreement, together with attachments A through D, the Plea Agreements described in Preamble Paragraphs C and D, and the Corporate Integrity Agreement, constitute the complete agreement among the Parties with regard to the conduct described in Preamble Paragraphs K through Y. This Agreement may not be amended except by written consent of the Parties, except that only FMCH and OIG-HHS must agree in writing to modification of the Corporate Integrity Agreement.

     37. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one and the same Agreement.

                           UNITED STATES OF AMERICA



By:  /s/ Susan G. Winkler                               Dated: 1/19/00
     --------------------                                      --------
     SUSAN G. WINKLER
     Assistant United States Attorney
     District of Massachusetts



By:  /s/ Maya S. Guerra                                 Dated: 1-19-00
     -------------------                                       --------
     LAURENCE J. FREEDMAN
     MAYA S. GUERRA
     Civil Division
     United States Department of Justice


By:  /s/ Lewis Morris                                   Dated: 1/18/00
     ----------------                                          --------
     LEWIS MORRIS
     Assistant Inspector General

Office of Inspector General
U.S. Department of Health and Human Services

By:  /s/ Frank D. Titus                           Dated:Jan. 18, 2000
     ---------------------------                        -------------
     FRANK D. TITUS
     Assistant Director for Insurance Programs
     U.S. Office of Personnel Management


By:  /s/ Robert D. Seaman                         Dated: 1-18-00
     ----------------------                             ---------
     ROBERT D. SEAMAN
     General Counsel
     TRICARE Support Office
     United States Department of Defense


By: /s/ Lewis Morris                              Dated:1/18/00
   ---------------------------                          ---------
     LEWIS MORRIS
     Assistant Inspector General, HHS-OIG
     For the Railroad Retirement Medicare Program

                  LIFECHEM, INC., NMC MEDICAL PRODUCTS, INC.,
                   NATIONAL MEDICAL CARE, INC. and FRESENIUS
                          MEDICAL CARE HOLDINGS, INC.

By:  /s/  Ben. J. Lipps                                       January 18, 2000
     --------------------------------------------       Dated:----------------
     BEN J. LIPPS
     President, LIFECHEM, INC.

By:  /s/  Ben J. Lipps                                        January 18, 2000
     --------------------------------------------       Dated:----------------
     BEN J. LIPPS
     President, NMC Medical Products, Inc.

By:  /s/  Ben J. Lipps                                        January 18, 2000
     --------------------------------------------       Dated:----------------
     BEN J. LIPPS
     President, National Medical Care, Inc.

By:  /s/  Ben J. Lipps                                        January 18, 2000
     --------------------------------------------       Dated:----------------
     BEN J. LIPPS
     President, Fresenius Medical Care Holdings, Inc.

                                 Acknowledged:

By:  /s/  Jonathan Chiel                                      January 18, 2000
     --------------------------------------------       Dated:----------------
     JONATHAN CHIEL

By:  /s/  Breckinridge L. Wilcox                               1/18/00
     --------------------------------------------       Dated:----------------
     BRECKINRIDGE L. WILLCOX

By:  /s/  Alan E. Reider                                       1/18/00
     --------------------------------------------       Dated:----------------
     ALAN E. REIDER

By:  /s/  Harold Damelin                                       1/12/2000
     --------------------------------------------       Dated:----------------
     HAROLD DAMELIN

By:  /s/  Jeffrey Stone                                       January 18, 2000
     --------------------------------------------       Dated:----------------
     JEFFREY E. STONE



Attorneys for LIFECHEM, INC., NMC Medical Products, Inc.,

     National Medical Care, Inc., and Fresenius Medical Care Holdings, Inc.

                   RELATORS JAY A. BUFORD, WILLIAM L. SCHOFF
                             and RUSSELL L. DAVIS


By:  /s/ Jay A. Buford                                         01/18/00
     --------------------------------------------       Dated:---------------
     JAY A. BUFORD

By:  /s/ William L. Schoff                                     01/18/00
     --------------------------------------------       Dated:---------------
     WILLIAM L. SCHOFF

By:  /s/ Russell J. Davis                                       1/18/00
     --------------------------------------------       Dated:---------------
     RUSSELL J. DAVIS


                                                        Acknowledged:

By:  /s/ John Rankin                                            01/18/2000
     --------------------------------------------       Dated:---------------
     JOHN RANKIN

     Counsel to Messrs. Buford, Schoff and Davis January 20, 2000.

                                   EXHIBIT A

                                PROMISSORY NOTE
                                ---------------

AMOUNT: $371,549,253                                    Lexington, Massachusetts
                                                        January 19, 2000

     FOR VALUE RECEIVED the undersigned, Fresenius Medical Care Holdings, Inc. and National Medical Care, Inc., which will be referred to as "Makers", hereby jointly and severally promise to pay the principal sum of three hundred seventy one million five hundred forty nine thousand two hundred fifty three dollars ($371,549,253.00) to the United States ("Payee"), in lawful money of the United States according to the terms set forth below. This principal sum represents the "Settlement Amount(s)," to the extent not already paid to Payees by Makers, as defined in the four civil Settlement Agreements entered into between Makers and others and the United States on January 19, 2000 (the "Effective Date").

          Said principal sum shall be paid as follows:

     1. Makers agree jointly and severally to pay to the United States to resolve civil liabilities, the sum of three hundred seventy one million five hundred forty nine thousand two hundred fifty three dollars ($371,549,253.00), and this sum shall constitute a debt immediately due and owing to the United States on the "First Payment Date," which is the later of the dates on which (a) the four civil Settlement Agreements are fully executed by the Parties, (b) all notices of dismissal described in the civil Settlement Agreements are docketed by the Court, or (c) the Court accepts LIFECHEM, INC.'s, NMC Medical Products, Inc.'s, and NMC Homecare, Inc.'s guilty pleas and imposes the sentences set forth in their respective Plea Agreements, on the following terms and conditions, as further allocated among the four civil Settlement Agreements as set forth on Attachment A:

          A. On the First Payment Date, Makers shall pay to the United States the principal amount of $236,401,919, plus interest in an amount of $48,576 for each day from January 20, 2000 through April 15, 2000, when the interest amount will increase by an additional amount of $7,271 for each day, for each quarterly payment due before this first payment is due;

          B. On April 14, 2000, Makers shall pay the principal amount of $32,851,287 and the interest amount of $2,534,013 to the United States;

          C. On July 14, 2000, Makers shall pay the principal amount of $33,467,249 and the interest amount of $1,918,051 to the United States;

          D. On October 16, 2000, Makers shall pay the principal amount of $34,094,760 and the interest amount of $1,290,540 to the United States;

          E. On January 15, 2001, Makers shall pay the principal amount of $34,734,037 and the interest amount of $651,263 to the United States.

The payments to the United States described above shall be electronically transferred by noon

(Boston, Massachusetts time) on the date the payment is due pursuant to instructions provided by the United States Attorney's Office for the District of Massachusetts.

     2. On January 19, 2000, Makers shall establish an escrow account in an initial amount of $236,401,919, to be held by an independent third party agreeable to the United States, and Makers shall increase the escrow amount each day in an amount of $48,546 (through accrued interest and/or deposits), beginning on January 20, 2000 and continuing through April 15, 2000, when Makers shall increase the escrow amount by an additional amount each day of $7,271 (through accrued interest and/or deposits), for each quarterly payment due before the first payment is due on the First Payment Date. On the First Payment Date, all funds in the escrow account shall be paid to the United States to satisfy the payment obligation in Paragraph 1.A. The terms and conditions of this escrow account shall in no way limit the Makers' payment obligations to the United States pursuant to this Promissory Note.

     3. There will be no penalty for prepayment of the amounts in Paragraph 1. All prepayments, if any, shall be applied first to accrued interest on the Settlement Amount, with any remainder to be applied to unpaid principal. Makers shall provide a written prepayment notice delivered to the United States Attorney's Office for the District of Massachusetts one week prior to prepayment.

     4. Makers shall procure from the Bank of Nova Scotia and deliver or cause to be delivered to the United States Attorney's Office for the District of Massachusetts, on or before January 19, 2000, an amendment to the unconditional, irrevocable Letter of Credit No. S020/43695/96 issued to the United States of America on September 27, 1996 (the "Letter of Credit") to increase the amount of the Letter of Credit to $189,634,446.00. Such amendment shall be in the form attached as Attachment B. Within 10 days of receipt by the U.S. Attorney's Office of written confirmation from the transferring bank that a quarterly payment, as described in Paragraphs 1.B. through 1.E. above, or prepayment of such quarterly payments, has been made to the United States, the United States shall provide written permission to the Bank of Nova Scotia to reduce the amount available for drawing under Letter of Credit No. S020/43695/96 by the amount of the principal payment received. In the event that the entire outstanding payment obligation secured by the Letter of Credit is prepaid, then the United States shall provide written permission to reduce the amount available for drawing to zero. The United States shall return this Letter of Credit for cancellation when all obligations secured by it are paid in full or it is determined, by the United States, or pursuant to a final and non-appealable order of a court of competent jurisdiction, that Makers have fulfilled all such payment obligations.

     5. Makers are in default of this Promissory Note on the date of occurrence of any of the following events ("Events of Default"):

          a. Makers' failure to procure, deliver or maintain the Letter of Credit;

          b. Makers' failure to pay any amount provided for in this Promissory Note within two days of when such payment is due and payable;

          c. If prior to making the full payment of the amount due under this Promissory Note:

               (i)  NMC and/or FMCH commences any case, proceeding, or other action

                     (A) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of debtors, or seeking to adjudicate NMC and/or FMCH as bankrupt or insolvent, or

                     (B) seeking appointment of a receiver, trustee, custodian or other similar official for NMC and/or FMCH or for all or any substantial part of NMC's and/or FMCH's assets; or

               (ii) there shall be commenced against NMC and/or FMCH any such case, proceeding or other action referred to in clause (i) which results in the entry of an order for relief and any such order remains undismissed, or undischarged or unbonded for a period of thirty (30) days; or

               (iii) NMC and/or FMCH takes any action authorizing, or in
                     furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in sub-Paragraph 5.c.(ii); or

          d. Makers' failure to establish, maintain, or make the required payments to the escrow account described in Paragraph 2.

     6. If payments due under Paragraph 1 are received late, but within the two-day grace period provided in Paragraph 5.b., interest incurred during such grace period will be assessed at two times the daily amount in effect on the date the payment was due.

     7. Makers shall provide the United States written notice of an Event of Default within two (2) business days of such event by overnight mail, or facsimile followed by overnight delivery, to the United States Attorney's Office, District of Massachusetts, One Courthouse Way, Suite 9200, Boston, MA 02210.

     8. Immediately upon the occurrence of an Event of Default, without further notice or presentment and demand by the United States:

          a. The Settlement Amount plus accrued interest through the end of the applicable quarter as set forth in Paragraph 1 (minus any payments to date of principal and accrued interest) shall become immediately due and payable ("Settlement Default Amount"). Interest shall be calculated on the Settlement Default Amount at the Prime Rate as published in the Wall Street Journal on the
                                                  -------------------
               Effective Date of this Promissory Note plus 5% from the date of the Event of Default.

          a. In addition, Makers will pay the United States all reasonable costs of collection and enforcement of this Promissory Note, including attorneys' fees and expenses, plus interest as described in Paragraph 8.a. The Settlement Default Amount, plus interest, described in

               Paragraph 8.a., together with the costs of collection and enforcement described in this sub-paragraph, will be referred to as the "Default Obligation."

     9. Upon the occurrence of an Event of Default, the United States may exercise, at its sole option, one or more of the following rights:

          a. The United States may draw the full amount available for drawing under the Letter of Credit and retain all proceeds thereof.

          b. The United States may enforce the terms of the Guarantee Agreement between the United States of America, Fresenius Medical Care GMBH, a German corporation and the predecessor of Fresenius Medical Care AG, W.R. Grace & Co., a New York corporation, and National Medical Care, Inc., dated July 31, 1996.

          c. The United States retains any and all other rights and remedies it has or may have under law and equity.

          d. No failure or delay on the part of the United States to exercise any right or remedy shall operate as a waiver of the United States' rights. No single or partial exercise by the United States of any right or remedy shall operate as a waiver of the United States' rights.

     10. This Promissory Note shall be binding upon Makers, their successors and assigns, and shall inure to the benefit of the Payee, its successors and assigns. This Promissory Note shall be governed and construed according to the laws of the United States of America.

     11. Makers acknowledge that they are entering into this agreement freely, voluntarily and with no degree of compulsion whatsoever.

     12. Makers shall provide to the United States Attorney for the District of Massachusetts a certified copy of a resolution of their respective Board of Directors affirming that each of their Board of Directors has authority to enter into this Promissory Note, and has (1) reviewed this Promissory Note, the attached Letter of Credit, and the four civil Settlement Agreements entered into between Makers, the United States, and others on January 19, 2000; (2) consulted with legal counsel in connection with the matter; (3) voted to enter into this Promissory Note; and (4) voted to authorize the corporate officer identified below to execute this Promissory Note and to take such further steps as necessary to carry out the terms of this Promissory Note.

     13. When the indebtedness represented by this Note is satisfied, the United States will return a copy of the note to Makers, through counsel, marked "paid in full" and endorsed by an authorized representative of the United States.

     IN WITNESS WHEREOF, Makers intending to be legally bound hereby and to so bind their successors and assigns, have caused this Note to be executed by its proper corporate officers and their corporate seals hereunto affixed, duly attested, the day and year first above written.

                                        NATIONAL MEDICAL CARE, INC.

                                   By:  ____________________________
                                        BEN J. LIPPS
                                        Director and President
                                        National Medical Care, Inc.

Corporate Seal:

Corporate Acknowledgment:
Commonwealth of Massachusetts
Middlesex County

     On January 19, 2000, before me personally came Ben J. Lipps, to me known who, being duly sworn, did depose and state that he resides in Boston, Massachusetts; that he is a Director and the President of National Medical Care, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                             ____________________________
                                             Notary Public

                                   FRESENIUS MEDICAL CARE HOLDINGS, INC.

                              By:  ____________________________________
                                   Ben J. Lipps
                                   Director and President
                                   Fresenius Medical Care Holdings, Inc.

Corporate Seal:

Corporate Acknowledgment:
Commonwealth of Massachusetts
Middlesex County

     On January 19, 2000, before me personally came Ben J. Lipps, to me known who, being duly sworn, did depose and state that he resides in Boston, Massachusetts; that he is a Director and the President of Fresenius Medical Care Holdings, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                   ____________________________
                                   Notary Public

                                   EXHIBIT B

                                 AMENDMENT TO
                 IRREVOCABLE NONTRANSFERABLE LETTER OF CREDIT
                    THE BANK OF NOVA SCOTIA, ATLANTA AGENCY

Letter of Credit No.  Issue Date        Expiration Date     Maximum Amount
--------------------------------------------------------------------------
S020/43695/96         January 19, 2000  September 15, 2001  $189,634,446.00

United States of America
U.S. Attorney for the District of Massachusetts
One Courthouse Way, Suite 9200
Boston, Massachusetts 02210

United States of America
Department of Justice
Civil Division, Commercial Litigation Branch
P.O. Box 261, Ben Franklin Station
Washington, DC 20044

Ladies and Gentlemen:

     At the request of NATIONAL MEDICAL CARE, INC., a Delaware corporation (the "Account Party"), we hereby amend our Irrevocable Nontransferable Letter of Credit No. S020/43695/96 (the "Letter of Credit") issued in your favor as follows:

     1. Effective January 19, 2000, the amount available for drawing under the Letter of Credit is increased to a new maximum of $189,634,446.00 (One Hundred Eighty Nine Million Six Hundred Thirty Four Thousand Four Hundred Forty Six United States Dollars).

     2. This amount is now available for payment upon presentation of your sight draft(s) drawn on us in the form of Exhibit I attached hereto, together with your draw certificate(s) in the form of Exhibit II attached hereto.

     3. Presentation of the sight draft(s) and draw certificate(s) shall be made at the address shown below:

          The Bank of Nova Scotia, Atlanta Agency
          600 Peachtree Street, N.E., Suite2700
          Atlanta, Georgia 30308
          Attn: Loan Operations Department
          Telephone: (404) 877-1500;
          Telecopy: (404) 888-8998

or at such other office located in the United States as may be designated by us. A sight draft and draw certificate hereunder may be submitted via hand delivery or overnight courier to the address above or by facsimile transmission to the address and telecopy number shown above. If the sight draft and drawing certificate are submitted by facsimile transmission, you must confirm our receipt of your sight draft and drawing certificate to the telephone number shown above.

     4. If the United States, through its U.S. Attorney's Office for the District of Massachusetts, provides written notice of permission to reduce the balance of this Letter of Credit to the Bank of Nova Scotia at the address above, such reduction in the amount available for drawing under this Letter of Credit shall be effective upon receipt.

     5. This Letter of Credit shall now expire at 5:00 P.M. (Atlanta, Georgia time) on the Expiration Date shown above. Where demand for payment is made prior to 12:00 Noon (Atlanta, Georgia time) in conformity with the requirements hereof, then payment under the Letter of Credit shall be made by us by 12:00 Noon (Atlanta, Georgia time) on the next succeeding business day, or if notice is received after such time then by 12:00 Noon (Atlanta, Georgia time) on the second succeeding business day.

     The Letter of Credit and this amendment set forth in full the terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any documents, instruments, or agreements referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement.

     Multiple drawings are permitted. This Letter of Credit is not transferable.

     The Letter of Credit and this amendment are subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UCP") and, as to matters not covered by the UCP, shall be governed by the laws of the State of Georgia.

                                   Very truly yours,
                                   THE BANK OF NOVA SCOTIA, ATLANTA AGENCY


                                   By___________________________
                                   Title:

                                   EXHIBIT I
                                  SIGHT DRAFT


Date: ____________________________

     At sight, pay to the order of the UNITED STATES OF AMERICA by wire transfer to:

     Bank Name:
     Routing Number:
     Account Number:
     Attn:

the amount of ___________________________ Dollars ($___________________) drawn on THE BANK OF NOVA SCOTIA, ATLANTA AGENCY, as issuer of its Irrevocable Nontransferable Letter of Credit No. S020/43695/96.

                         UNITED STATES OF AMERICA



                         By:________________________________
                         Title:

                                  EXHIBIT II
DRAW CERTIFICATEDate: ______________

          The Bank of Nova Scotia, Atlanta Agency
          600 Peachtree Street, N.E., Suite2700
          Atlanta, Georgia 30308
          Attn: Letter of Credit Department

     Re:  Letter of Credit S020/43695/96

Ladies and Gentlemen:

     The undersigned duly authorized official of the Beneficiary hereby certifies that the Beneficiary is entitled to draw under the Letter of Credit because (one or more of the following blanks will be checked):

     __  (i)   an Event of Default has occurred under one or more of the four civil settlement agreements between the United States and Fresenius Medical Care Holdings, Inc. effective January 19, 2000;

     __ (ii) a payment due under one or more of the criminal Plea Agreements between the United States and NMC Homecare, Inc., LIFECHEM, INC., and NMC Medical Products, Inc. effective January 19, 2000 was not made when due;

     __  (iii) a payment due from National Medicare Care, Inc. and Fresenius
               Medical Care Holdings, Inc. to the United States of America under the Promissory Note effective January 19, 2000 was not made when due.

     Demand for payment under the above referenced Letter of Credit is hereby made for the following amount:

          US $_____________________________________

Payment should be made in accordance with the instructions provided in the draft which accompanies this certificate.

                              UNITED STATES OF AMERICA
                              Beneficiary

                              By: ________________________________
                                              Title:

                                   EXHIBIT C
                                  (Guarantee)

The Guarantee Agreement dated as of July 31, 1996 among Fresenius Medical Care GmbH, the predecessor to Fresenius Medical Care AG, National Medical Care, Inc., W.R. Grace & Co. and the United States of America, is incorporated by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-09497) dated August 2, 1996 and the exhibits thereto.

                                   EXHIBIT D

CORPORATION                                            STATE                        PARENT
Advanced Integrated Medical Services, Inc              NJ                           HNS-NJ
Amasi Medical Group, Inc.                              CA                           BMA-CA
Ambulatory Care Associates, Inc.                       DE                           HIC
American Home Therapies, Inc.                          MD                           HIC
American Homecare Equipment, Inc.                      VA                           NMC
Biotrax Connecticut, Inc.                              CT                           BIOTXINT
Bio-Trax International, Inc.                           DE                           NMCDIAG
BMA Home Dialysis Services, Inc.                       DE                           BMAMC
BMA Management Company, Inc                            DE                           NMC
BMA of Alabama, Inc.                                   DE                           BMAMC
BMA of Alameda County, Inc.                            DE                           BMAMC
BMA of Anacostia, Inc.                                 DE                           BMAMC
BMA of Aquadilla, Inc.                                 DE                           BMAMC
BMA of Arecibo, Inc.                                   DE                           BMAMC
BMA of Arizona, Inc.                                   DE                           BMAMC
BMA of Arkansas, Inc.                                  DE                           BMAMC
BMA of Bakersfield, Inc.                               DE                           BMAMC
BMA of Bayamon, Inc.                                   DE                           BMAMC
BMA of Blue Springs, Inc.                              DE                           BMAMC
BMA of Caguas, Inc.                                    DE                           BMAMC
BMA of California, Inc.                                DE                           BMAMC
BMA of Camarillo, Inc.                                 DE                           BMAMC
BMA of Capitol Hill, Inc.                              DE                           BMAMC
BMA of Carolina, Inc.                                  DE                           BMAMC
BMA of Carson, Inc.                                    DE                           BMAMC
BMA of Chula Vista, Inc.                               DE                           BMAMC
BMA of Clinton, Inc.                                   DE                           BMAMC
BMA of Colorado, Inc.                                  DE                           BMAMC
BMA of Columbia Heights, Inc.                          DE                           BMAMC
BMA of Connecticut, Inc.                               DE                           BMAMC
BMA of Corpus Christie, Inc.                           DE                           BMAMC
BMA of Delaware, Inc.                                  DE                           BMAMC
BMA of District of Columbia, Inc.                      DE                           BMAMC
BMA of Dover, Inc.                                     DE                           BMAMC
BMA of Dublin, Inc.                                    DE                           BMAMC
BMA of East Orange, Inc.                               DE                           BMAMC
BMA of Essex, Inc.                                     DE                           BMAMC
BMA of Eureka, Inc.                                    DE                           BMAMC
BMA of Fajardo, Inc.                                   DE                           BMAMC
BMA of Fayetteville, Inc.                              DE                           BMAMC
BMA of Florida, Inc.                                   DE                           BMAMC
BMA of Fremont, Inc.                                   DE                           BMAMC
BMA of Fresno, Inc.                                    DE                           BMAMC
BMA of Georgia, Inc.                                   DE                           BMAMC
BMA of Glendora, Inc.                                  DE                           BMAMC
BMA of Guayama, Inc.                                   DE                           BMAMC
BMA of Hayward, Inc.                                   DE                           BMAMC
BMA of Hillside, Inc.                                  DE                           BMAMC

BMA of Hoboken, Inc.                                   DE                           BMAMC
BMA of Humacao, Inc.                                   DE                           BMAMC
BMA of Illinois, Inc.                                  DE                           BMAMC
BMA of Indiana, Inc.                                   DE                           BMAMC
BMA of Irvington, Inc.                                 DE                           BMAMC
BMA of Jersey City, Inc.                               DE                           BMAMC
BMA of Kansas, Inc.                                    DE                           BMAMC
BMA of Kentucky, Inc.                                  DE                           BMAMC
BMA of La Mesa, Inc.                                   DE                           BMAMC
BMA of Las Americas, Inc.                              DE                           BMAMC
BMA of Long Beach, Inc.                                DE                           BMAMC
BMA of Los Angeles, Inc.                               DE                           BMAMC
BMA of Los Gatos, Inc.                                 DE                           BMAMC
BMA of Louisiana, Inc.                                 DE                           BMAMC
BMA of Maine, Inc.                                     DE                           BMAMC
BMA of Manchester, Inc.                                DE                           BMAMC
BMA of Maryland, Inc.                                  DE                           BMAMC
BMA of Massachusetts, Inc.                             DE                           BMAMC
BMA of Mayaguez, Inc.                                  DE                           BMAMC
BMA of Michigan, Inc.                                  DE                           BMAMC
BMA of Minnesota, Inc.                                 DE                           BMAMC
BMA of Mission Hills, Inc.                             DE                           BMAMC
BMA of Mississippi, Inc.                               DE                           BMAMC
BMA of Missouri, Inc.                                  DE                           BMAMC
BMA of MLK, Inc.                                       DE                           BMAMC
BMA of National City, Inc.                             DE                           BMAMC
BMA of Nevada, Inc.                                    NV                           BMAMC
BMA of New Hampshire, Inc.                             DE                           BMAMC
BMA of New Jersey, Inc.                                DE                           BMAMC
BMA of New Mexico, Inc.                                DE                           BMAMC
BMA of New York, Inc.                                  DE                           BMAMC
BMA of North Carolina, Inc.                            DE                           BMAMC
BMA of North City, Inc.                                DE                           BMAMC
BMA of Northeast D.C., Inc.                            DE                           BMAMC
BMA of Oakland, Inc.                                   DE                           BMAMC
BMA of Ohio, Inc.                                      DE                           BMAMC
BMA of Oklahoma, Inc.                                  DE                           BMAMC
BMA of Pennsylvania, Inc.                              DE                           BMAMC
BMA of Pine Brook, Inc.                                DE                           BMAMC
BMA of Ponce, Inc.                                     DE                           BMAMC
BMA of Port Orange, Inc.                               DE                           BMAMC
BMA of Puerto Rico, Inc.                               DE                           BMAMC
BMA of Rhode Island, Inc.                              DE                           BMAMC
BMA of Rio Piedras, Inc.                               DE                           BMAMC
BMA of San Antonio, Inc.                               DE                           BMAMC
BMA of San German, Inc.                                DE                           BMAMC
BMA of San Juan, Inc.                                  DE                           BMAMC
BMA of South Carolina, Inc.                            DE                           BMAMC
BMA of South Queens, Inc.                              DE                           BMAMC
BMA of Southeast San Diego, Inc.                       DE                           BMAMC
BMA of Southeast Washington, Inc.                      DE                           BMAMC

BMA of Tarpon Springs,Inc. (changed name to            DE         BMAMC
Fresenius Management Services)
BMA of Tennessee, Inc.                                 DE         BMAMC
BMA of Texas, Inc.                                     DE         BMAMC
BMA of Torrance, Inc.                                  DE         BMAMC
BMA of Trenton, Inc.                                   DE         BMAMC
BMA of Ukiah, Inc.                                     DE         BMAMC
BMA of Union City, Inc.                                DE         BMAMC
BMA of Virginia, Inc.                                  DE         BMAMC
BMA of West Virginia, Inc.                             DE         BMAMC
BMA of Whittier, Inc.                                  DE         BMAMC
BMA of Wisconsin, Inc.                                 DE         BMAMC
BMA of Woonsocket, Inc.                                DE         BMAMC
Bradley Dialysis Clinic, Inc.                          TN         BMA-TN
Clinical Diagnostic Systems, Inc.                      FL         NMC-DIAL
Conejo Valley Dialysis, Inc.                           CA         BMAMC
Continue Care of Wyoming, Inc.                         WY         HNSQHC
Continue Care Pharmaceuticals, Inc.                    WY         HNSQHC
D Interim, Inc.                                        GA         HNS
Diagnostic Management Services, Inc.                   MA         PML,Inc.
Dialysis America Alabama, LLC                          DE         NMC
Dialysis America Georgia, LLC                          DE         FMCH
Dialysis Associates West, Inc.                         TN         BMA-TN
Dialysis Management Group, Inc.                        TN         BMA-TN
Dialysis Services, Inc.                                TX         BMAMC
Dialysis Supply Company                                DE         RRI(NY)
Erika de Reynosa S.A.                                  Mexico     ERIKA TX
Erika International Sales Corp.                        DE         NMCMPD
Erika Laboratories, Inc.                               DE         NMCMPD
Erika of Texas, Inc.                                   DE         FMCH
FMC A Acquisition Corp.                                DE         NMC
FMC Dialysis Services -  Oregon, LLC (f/k/a            OR         NMC
Willamette Valley Kidney Center, LLC)
FMC Dialysis Services Colorado LLC                     DE         BMAMC
Fresenius Canada Dialysis, Inc.                        DE         NMC
Fresenius de Mexico S.A.                               Mexico     FUSA
Fresenius Hemotechnology, Inc.
Fresenius Management Services LLC                      DE         BMAMC
Fresenius Management Services, Inc. (f/k/a BMA         DE         BMAMC
Tarpon Springs)
Fresenius Medical Care AG                              Germany
Fresenius Medical Care Canada, Inc.                    DE         FUSA
Fresenius Medical Care Pharmacy Services, Inc.         DE         FMCH
Fresenius Securities, Inc.                             CA         FMCH
Fresenius USA Home Dialysis, Inc.                      DE         FMCH
Fresenius USA Manufacturing, Inc.                      DE         FMCH
Fresenius USA Marketing, Inc.                          DE         FMCH
Fresenius USA of Puerto Rico, Inc.                     DE         FMCH
Fresenius USA Sales, Inc.                              MA         NMCMP
Fresenius USA, Inc.                                    MA         FMCH/FSEC

Greater Southeast Community Center for Renal           DC         BMAMC
Disease, Inc.
Gulf Region Mobile Dialysis, Inc.                      DE         BMAMC
Gynesis Healthcare for Women of Florida, Inc.          FL         GHC
Gynesis Healthcare of Maryland, Inc.                   MD         GHC
Gynesis Healthcare of New Jersey, Inc.                 NJ         GHC
Gynesis Healthcare of New York, Inc.                   NY         GHC
Gynesis Healthcare of Oklahoma, Inc.                   OK         GHC
Gynesis Healthcare of Pennsylvania, Inc.               PA         GHC
Gynesis Healthcare of South Carolina, Inc.             SC         GHC
Gynesis Healthcare, Inc.                               DE         HIC
Gynesis Resources, Inc.                                DE         GHC
Haemo-Stat, Inc.                                       CA         NMC
Healthdyne Home Infusion Therapy, Inc.                 CA         HNS
Healthy Options for Personal Enrichment, Inc.          GA         HNS
HIC of Arizona, Inc.                                   AZ         HIC
HIC of California, Inc.                                CA         HIC
HIC of Colorado, Inc.                                  CO         HIC
HIC of Connecticut, Inc.                               CT         HIC
HIC of Florida, Inc.                                   FL         HIC
HIC of Georgia, Inc.                                   GA         HIC
HIC of Illinois, Inc.                                  IL         HIC
HIC of Kansas, Inc.                                    KS         HIC
HIC of Las Vegas, Inc.                                 NV         HIC
HIC of Louisiana, Inc.                                 LA         HIC
HIC of Maryland, Inc.                                  MD         HIC
HIC of Massachusetts, Inc.                             MA         HIC
HIC of Michigan, Inc.                                  MI         HIC
HIC of Missouri, Inc.                                  MO         HIC
HIC of New Jersey, Inc.                                NJ         HIC
HIC of New York, Inc.                                  NY         HIC
HIC of Northern Ohio, Inc.                             OH         HIC
HIC of Ohio, Inc.                                      OH         HIC
HIC of Pennsylvania, Inc.                              PA         HIC
HIC of Rhode Island, Inc.                              RI         HIC
HIC of Tampa, Inc.                                     FL         HIC
HIC of Virginia, Inc.                                  VA         HIC
HNS Accucare, Inc.                                     GA         HNS
HNS Integrated Care Centers, Inc.                      GA         HNS
HNS Medical Technology Services, Inc.                  GA         HNS
HNS Michigan, Inc.                                     GA         HNS
HNS New York, Inc.                                     NY         HNS
HNS Quality Home Care, Inc.                            GA         HNS
HNS UP Home Care, Inc.                                 GA         HNS
Home Dialysis Care, Inc.                               TX         HIC
Home Intensive Care, Inc.                              DE         NMC
Home Nutritional Services, Inc.                        NJ         NMCHC
Home Nutritional Services,Inc.                         CA         HNS(NJ)
Home Pharmacy Care of Michigan, Inc.                   MI         HIC
Homestead Artificial Kidney Center, Inc.               FL         BMA-FL
I.V. Solutions, LTD (a LLC)                            TX         HNS
Infusions Innovations of Jacksonville, Inc.            FL         HIC

Infusions Innovations of Tampa, Inc.                   FL       HIC
Interamerican Acute Dialysis Services, Inc.            FL       BMA-FL
International Medical Care, Inc.                       DE       BMAMC
KDNY, Inc.                                             DE       HIC
Kentucky Indiana Nephrology, Inc.                      KY       QCInc.
Kidney Disease and Hypertension Center, Ltd.           AZ       BMA-AZ
LaFollette Dialysis Center,                            TN       BMA-TN
LC Laboratory Services, Inc. (dissolved)               DE       LIFECHEM
LC Laboratory Services, LLC                            DE       LCM
Life Assist Medical Products Corp.                     PR       FMCH
Lifechem, Inc.                                         DE       NMC
Lifeline Medical Supplies, Inc.                        FL       HIC
Lifeline Medical Systems, Inc.                         CA       HIC
Lifeline Medical Systems, Inc.                         FL       HIC
Medical Supply Company, Inc.                           VA       SECURITY
Medi-Sure Testing, Inc.                                VA       HIC
Med-X-Press, Inc.                                      DE       NMCMPD
Metro Dialysis Center - Kirkwood, Inc.                 MO       MDC-NO
Metro Dialysis Center - Normandy, Inc.                 MO       MDC-NO
Metro Dialysis Center-North, Inc.                      MO       BMA-MO
National Medical Care Canada, Inc.                     DE       IMC
National Medical Care Home Care Service Agency, Inc.   NY       NMCHC
National Medical Care of Taiwan, Inc.                  DE       IMC
National Medical Care, Inc.                            DE       FMCH
Neomedica, Inc.                                        DE       NMC
Nephrology Applications of Mobile, Inc.                AL       BMA-AL
NMC Asia-Pacific, Inc. (f/k/a NMC Dialysis Services
Taiwan, Inc.)                                          DE       IMC
NMC China, Inc.                                        DE       IMC
NMC Diabetic Foot Care Centers Orthotics, Inc.         DE       BMAMC
NMC Diabetic Foot Care, Inc.                           DE       BMAMC
NMC Diagnostic Services, Inc.                          DE       NMCDIAL
NMC Dialysis Service (Romania), Inc                    DE       IMC
NMC Dialysis Services, Inc.                            DE       BMAMC
NMC Funding Corporation                                DE       NMC
NMC Homecare of Michigan, Inc.                         DE       NMCHC
NMC International Inc.                                 DE       IMC
NMC Latin America, Inc.                                FL       IMC
NMC Management Services, Inc.                          DE       NMC
NMC Medical Products, Inc.                             DE       BMAMC
NMC Medical Services, Inc.                             PA       PII-MA
NMC Services (Romania), Inc.                           DE       IMC
NMC Services, Inc.                                     DE       NMC
NMC Ventures, Inc.                                     DE       NMCHC
Norlab, Inc.                                           MA       PMLInc.
Northern Suburban Dialysis                             MA       BMAMC
North Knoxville Dialysis Center, Inc.                  TN       BMA-TN
Park Diagnostic Imaging Center, Inc.                   FL       PII-FL
Park Imaging, Inc.                                     MA       PMLInc.
Park Imaging, Inc.                                     FL       PII-MA
Park Portable X-Ray, Inc.                              MA       PII-MA

PD Solutions of Arizona, Inc.                          AZ      PDSolns
PD Solutions of Georgia, Inc.                          GA      PDSolns
PD Solutions of Illinois, Inc.                         IL      PDSolns
PD Solutions of Louisiana,Inc.                         LA      PDSolns
PD Solutions of Maryland, Inc.                         MD      PDSolns
PD Solutions of Michigan, Inc.                         MI      PDSolns
PD Solutions of Missouri, Inc.                         MO      PDSolns
PD Solutions of Nevada, Inc.                           NV      PDSolns
PD Solutions of New Jersey, Inc.                       NJ      PDSolns
PD Solutions of New York, Inc.                         NY      PDSolns
PD Solutions of Ohio, Inc.                             OH      PDSolns
PD Solutions of Pennsylvania, Inc.                     PA      PDSolns
PD Solutions of Texas, Inc.                            TX      PDSolns
PD Solutions of Virginia, Inc.                         VA      PDSolns
PD Solutions, Inc.                                     DE      HIC
Personal Care Health Services, Inc.                    DE      NMCHC
Phoenix Consulting Services, Inc.                      FL      HIC
PML, Inc.                                              MA      NMCDIAG
Preferred Homecare of Florida, Inc.                    FL      NMCHC
Preferred Homecare of New Jersey, Inc.                 NJ      NMCHC
Preferred Pharmacy Services, Inc.                      FL      HIC
Prime Medical, Inc.                                    MA      NMC
QCDC of Baltimore, Inc.                                MD      HIC
QCDC of Creve Coeur, Inc.                              MO      QCDC
QCDC of Dallas, Inc.                                   TX      QCDC
QCDC of Greensburg, Inc.                               LA      QCDC
QCDC of Hammond, Inc.                                  DE      QCDC
QCDC of Houston, Inc.                                  TX      QCDC
QCDC of Las Vegas, Inc.                                NV      KDNY
QCDC of Margate, Inc.                                  FL      QCDC
QCDC of Mt. Vernon, Inc.                               VA      QCDC
QCDC of New Orleans, Inc.                              LA      QCDC
QCDC of North County, Inc.                             MO      QCDC
QCDC of Patapsco, Inc.                                 MD      QCDC
QCDC of San Antonio, Inc.                              TX      QCDC
QCDC of Southern Maryland, Inc.                        MD      QCDC
QCDC of St. Augustine, Inc.                            FL      QCDC
QCDC of St. Claire Shores, Inc.                        MI      QCDC
QCDC of St. Louis, Inc.                                MO      QCDC
QCDC of University City, Inc.                          MO      QCDC
QCDC of Vega Baja, Inc.                                PR      QCDC80%/CSV20%
QCDC of Vista, Inc.                                    CA      QCDC
QCI Holdings, Inc.                                     DE      NMC
QCI Limited Liability Company                          CO      QCInc.(97%)/QCIHold(3%)
QualiCenters Albany, Ltd.                              CO      QCInc.(99%)/QCILLC(1%)
QualiCenters Bend, LLC                                 CO      QCInc.(99%)/QCILLC(1%)
QualiCenters Coos Bay, Ltd.                            CO      QCInc.(70%)/QCIHold(30%)
QualiCenters Eugene-Springfield Ltd.                   CO      QCInc.(51%)/NMC(49%)
QualiCenters Inland Northwest LLC                      CO      QCInc.(70%)/NMC(30%)
QualiCenters Louisville LLC                            CO      QCInc.(80%)/NMC(20%)
QualiCenters Pueblo, LLC                               CO      QCInc.(70%)/QCIHold(30%)
QualiCenters Salem, LLC                                CO      QCInc.(60%)/NMC(40%)

QualiCenters Sioux City LLC                            CO      QCInc.(51%)/NMC(49%)
QualiCenters, Inc.                                     CO      QCIHold
QualiServ, Ltd.                                        CO      QCInc.(99%)/QCILLC(1%)
Quality Care Dialysis Centers, Inc.                    FL      KDNY
Renal Integrated Health Service Network LLC            AZ      BMA-AZ/50%
Renal Research Institute of Michigan, Inc.             DE      RRI(NY)
Renal Research Institute, LLC                          NY      NMC/80%
Renal Scientific Service of Texas, Inc.                DE      NMC
Renal Scientific Service, Inc.                         DE      NMC
Renal Supply (Tenn) Corp.                              NJ      BMAMC
Retaw, Inc.                                            FL      HIC
Rockwood Dialysis Center, Inc.                         VA      SECURITY
S.A.K.D.C., Inc.                                       TX      BMA-TX
San Diego Dialysis Services, Inc.                      DE      BMAMC
Santa Barbara Community Dialysis Center, Inc.          CA      BMAMC
Security Health Services, Inc.                         NV      BMA-VA
Sherlof, Inc.                                          SC      FUSA
Spectra East, Inc.                                     DE      SRC
Spectra Renal Research, LLC                            DE      NMC100%
St. Louis Regional Dialysis Center, Inc.               MO      BMA-MO
Tappahanock Dialysis Ctr., Inc.                        VA      SECURITY
Target Health Care, L.L.C.                             NY      NMCMgmt/50%
The Medical Accountability Group, Inc.                 TX      NMCMPD
U.S. Renal, LLC                                        DE      RHC 100%
U.S. Vascular Access Centers Of Texas, LLC             TX      USVASLLC
U.S. Vascular Access Centers, LLC                      DE      RHC
UKC-North, Inc.                                        TX      QCDC
United Dialysis Corporation                            CA      BMA-CA
University Kidney Center, Inc.                         TX      QCDC
US Renal-Texas, Inc.                                   TX      RHC
US Vascular Access Centers, Inc                        DE      RHC
VMS, Ltd.                                              AZ      BMA-AZ
Warrenton Dialysis Facility, Inc.                      VA      SECURITY
West End Dialysis Center, Inc.                         VA      SECURITY
Zenex Capital Corp.                                    FL      HIC

"BMA" means "Bio-Medical Applications" in all instances.

"HIC" means "Home Intensive Care" in all instances.